Exhibit 6.1

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 001 Ex. 6.1

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 002

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 003

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 004

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 005

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 006 [********************************] [************************************]

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 007

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 008

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 009

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 010 Type text here

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 011 Type text here

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 012

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 013 James S. Coleman President/CEO

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 014

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 015

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 016

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 017 [***] [***] [***] [***] [***] [***] [***] [***] [***]

[***] [***] [***] [***] Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 018 [***] [***] [***] [***] [***] [***] [***]

[***] [***] Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 019 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

[***] [***] [***] [***] [***] Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 020 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 021

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 022

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 023

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 024

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 025

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 026

Confidential treatment requested by Lion Power Systems (NV), Inc. LPS 027